Exhibit 10.18

CAPNIA, INC.

OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES

This OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES (this “Amendment”) is made and entered into as of May 5, 2014 (the “Effective Date”), by and among Capnia, Inc., a Delaware corporation (the “Company”), with offices at 2445 Faber Place, Suite 250, Palo Alto, CA 94303, and the persons and entities who are signatories hereto (the “Investors”).

RECITALS

A. WHEREAS, the Company is: (i) contemplated completing a firm commitment underwritten initial public offering of units pursuant to the Company’s registration statement on Form S-1 filed under the Securities Act on or before September 30, 2015 (the “Contemplated IPO”); and (ii) in connection with the Contemplated IPO, the Company will offer units for sale to the public which shall consist of: (a) one (1) share of the Company’s Common Stock; and (b) a warrant to purchase one (1) share of Common Stock.

B. WHEREAS, the Company and the Investors are parties to that certain Convertible Promissory Note and Warrant Purchase Agreement, dated as of February 10, 2010, as amended by that certain Amendment No. 1 to Convertible Promissory Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares, dated as of November 10, 2010, as further amended by that certain Amendment No. 2 to Convertible Promissory Notes and Warrants to Purchase Shares, dated as of January 17, 2012 and as further amended by that certain Omnibus Amendment to Convertible Promissory Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares, dated as of July 31, 2012 (as amended, the “2010 Purchase Agreement”), pursuant to which the Company issued and sold to each Investor, a convertible promissory note in the principal amount set forth opposite such Investor’s name on Exhibit A to the 2010 Purchase Agreement (together with all such convertible promissory notes sold and issued pursuant to the 2010 Purchase Agreement, the “2010 Notes”), together with a corresponding warrant to purchase shares of the Company’s capital stock (together with all such warrants to purchase shares issued pursuant to the 2010 Purchase Agreement, the “2010 Warrants”);

C. WHEREAS, Section 6.1 of the 2010 Purchase Agreement provides that the holders of at least two-thirds (2/3) in interest of the 2010 Notes may, with the Company’s prior written consent, waive, modify or amend any provisions of the 2010 Purchase Agreement, the 2010 Notes and the 2010 Warrants on behalf of all Investors (as defined in the 2010 Purchase Agreement).

D. WHEREAS, the Company and the undersigned Investors, representing the holders of at least two-thirds (2/3) in interest of the 2010 Notes, now desire to amend the 2010 Notes to amend the definition of “Next Financing Securities” under the 2010 Notes to clarify and conirm that, to the extent the Contemplated IPO qualifies as a Next Financing upon which the Notes will become convertible into equity securities of the Company, the 2010 Notes will become convertible into shares of Common Stock, with such rights, preferences, privileges and restrictions, contractual or otherwise, as the shares of Common Stock issued by the Company in the Contemplated IPO.

E. WHEREAS, the Company and the Investors are also parties to that certain Convertible Note and Warrant Purchase Agreement, dated as of January 16, 2012, as amended by that certain

Omnibus Amendment to Convertible Promissory Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares, dated as of July 31, 2012 (as amended, the “2012 Purchase Agreement”), pursuant to which the Company issued and sold to each Investor, a convertible promissory note in the principal amount set forth opposite such Investor’s name on Exhibit A to the 2012 Purchase Agreement (together with all such convertible promissory notes previously sold and issued pursuant to the 2012 Purchase Agreement, the “2012 Notes”), together with a corresponding warrant to purchase shares of the Company’s capital stock (together with all such warrants to purchase shares previously issued pursuant to the 2012 Purchase Agreement, the “2012 Warrants”).

F. WHEREAS, Section 6.1 of the 2012 Purchase Agreement provides that the holders of at least two-thirds (2/3) in interest of the 2012 Notes may, with the Company’s prior written consent, waive, modify or amend any provisions of the 2012 Purchase Agreement, the 2012 Notes and the 2012 Warrants on behalf of all Investors (as defined in the 2012 Purchase Agreement).

G. WHEREAS, the Company and the undersigned Investors, representing the holders of at least two-thirds (2/3) in interest of the 2012 Notes, now desire to amend the 2012 Notes to amend the definition of “Next Financing Securities” under the 2012 Notes to clarify and conirm that, to the extent the Contemplated IPO qualifies as a Next Financing upon which the Notes will become convertible into equity securities of the Company, the 2012 Notes will become convertible into shares of Common Stock, with such rights, preferences, privileges and restrictions, contractual or otherwise, as the shares of Common Stock issued by the Company in the Contemplated IPO.

H. WHEREAS, unless otherwise stated, capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the 2010 Purchase Agreement, the 2010 Notes, the 2010 Warrants, the 2012 Purchase Agreement, the 2012 Notes and the 2012 Warrants, as applicable.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendments.

1.1 Amendments to 2010 Notes. The definition of “Next Financing Securities” set forth in Section 1(d) each 2010 Note is hereby amended, restated and replaced in its entirety to read as follows:

“(d) “Next Financing Securities” are the equity securities issued by the Company in the Next Financing with such rights, preferences, privileges and restrictions, contractual or otherwise, as the securities issued by the Company in the Next Financing; provided, however, that in the event that the Company’s completes its contemplated firm commitment underwritten initial public offering of units pursuant to the Company’s registration statement on Form S-1 filed under the Securities Act on or before September 30, 2015 (the “Contemplated IPO”), then “Next Financing Securities” will instead be shares of Common Stock issued by the Company with such rights, preferences, privileges and restrictions, contractual or otherwise, as the shares of Common Stock issued by the Company in the Contemplated IPO.”

1.2 Amendments to 2012 Notes. The definition of “Next Financing Securities” set forth in Section 1(d) each 2012 Note is hereby amended, restated and replaced in its entirety to read as follows:

“(d) “Next Financing Securities” are the equity securities issued by the Company in the Next Financing with such rights, preferences, privileges and restrictions, contractual or otherwise, as the securities issued by the Company in the Next Financing; provided, however, that in the event that the Company’s completes its contemplated firm commitment underwritten initial public offering of units pursuant to the Company’s registration statement on Form S-1 filed under the Securities Act on or before September 30, 2015 (the “Contemplated IPO”), then “Next Financing Securities” will instead be shares of Common Stock issued by the Company with such rights, preferences, privileges and restrictions, contractual or otherwise, as the shares of Common Stock issued by the Company in the Contemplated IPO.”

2.	Miscellaneous.

2.1 Waivers and Amendments. This Amendment nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that the holders of: (i) at least two-thirds (2/3) in interest of the 2010 Notes issued pursuant to the 2010 Purchase Agreement; and (ii) at least two-thirds (2/3) in interest of the 2012 Notes issued pursuant to the 2012 Purchase Agreement, may, with the Company’s prior written consent, waive, modify or amend any provisions hereof on behalf of all Investors.

2.2 Governing Law. This Amendment shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, but without regard to the principles of conflicts of laws of California, or any other state.

2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

2.4 Entire Agreement. This Amendment (including the exhibits attached hereto and the other documents delivered pursuant hereto) and, to the extent not amended hereby, the 2010 Purchase Agreement, the 2010 Notes, the 2010 Warrants, the 2012 Purchase Agreement, the 2012 Notes and the 2012 Warrants and the exhibits attached thereto and the other documents delivered pursuant thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

2.5 Legal Effect. This Amendment shall constitute an integral part of the 2010 Notes, the 2010 Warrants, the 2012 Notes and the 2012 Warrants. Except as set forth in this Amendment, the 2010 Notes, the 2010 Warrants, the 2012 Notes and the 2012 Warrants shall continue in full force and effect in accordance with their respective terms.

2.6 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one (1) and the same instrument.

2.7 Facsimile; Execution and Delivery. A facsimile or other reproduction of this Amendment may be executed by one (1) or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

COMPANY:

CAPNIA, INC.

By:	/s/ Anish Bhatnagar
Name:	Anish Bhatnagar
Title:	President and Chief Executive Officer

Address:
2445 Faber Place
Suite 250
Palo Alto, CA 94303

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Biotechnology Development Fund IV, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments IV, LLC, its General Partner

Biotechnology Development Fund IV Affiliates, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments IV, LLC, its General Partner

BDF IV Annex Fund, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments IV, LLC, its General Partner

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

Vivo Ventures Fund V, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of Vivo Ventures V, LLC, its General Partner

Vivo Ventures V Affiliates Fund, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments V, LLC, its General Partner

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

/s/ Ernest Mario
Ernest Mario

Mario 2002 Grandchildren’s Trust

By:	/s/ Ernest Mario
Name:	Ernest Mario
Title:	Trustee

Mario Family Partners LP

By:	/s/ Ernest Mario
Name:	Ernest Mario
Title:	Partner

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

John J. Mack

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Robert K. Steel

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Triremes 16 LLC

By:	Spinnaker Capital 2007 GP LLC
Its:	Managing Member

By:
Name:	Anastasios Parafestas
Title:	Manager

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

A. Morris Williams, Jr.

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

Shalavi Irrevocable Trust UAD 12/16/99 FBO Alexander Shalavi

By:
Name:	John Shalavi
Title:	Trustee

Shalavi Irrevocable Trust UAD 12/16/99 FBO Gina Shalavi

By:
Name:	John Shalavi
Title:	Trustee

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Ron Haak

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

WS Investment Company, LLC (2010A)

James A. Terranova
Director of Fund Operations

WS Investment Company, LLC (2011A)

James A. Terranova
Director of Fund Operations

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Clyde D. Wagner Living Trust dated June 6, 2001

By:
Name:	Clyde D. Wagner
Title:	Trustee

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Shifteh Karimi Wagner Living Trust dated June 6, 2001

By:
Name:	Shifteh Karimi Wagner
Title:	Trustee

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Steinar J. Engelsen

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Hadar Cars AB

By:
Name:	Hadar Cars
Title:	Chairman

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Michael Danaher and Carol Danaher, Trustees of the Danaher Family Trust dtd. 6/29/04

By:
Name:	Michael J. Danaher
Title:	Trustee

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Mario Rosati

[Signature Page to Omnibus Amendment to

Convertible Promissory Notes]